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                                                                    EXHIBIT 23.6

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated August 8, 2001 included in this Amendment No. 3 to this Registration Statement on Form S-4 of Johnson & Johnson and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
October 18, 2001